UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 6, 2007

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21001 Van Born Road, Taylor, Michigan		48180

(Address of Principal Executive Offices)		(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)	On February 6, 2007, the Board of Directors amended Masco’s Bylaws to provide for majority voting for the election of Directors in uncontested elections.

A copy of Masco’s Bylaws is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The press release announcing the Bylaw amendment is attached hereto as Exhibit 99 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

3.1	Bylaws of Masco Corporation (as Amended and Restated February 6, 2007)

99	Press release of Masco Corporation dated February 7, 2007, announcing Bylaw amendments.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Timothy Wadhams

Name:	Timothy Wadhams
Title:	Senior Vice President and Chief Financial Officer
February 8, 2007

EXHIBIT INDEX
3.1	Bylaws of Masco Corporation (as Amended and Restated February 6, 2007).

99	Press release of Masco Corporation dated February 7, 2007, announcing Bylaw amendments.